Receivables (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Receivables [Abstract]
Receivables	$ 1,967.9	$ 1,793.7	$ 1,713.2
Allowance at beginning of year	(6.1)	(6.9)	(4.6)
Reversal of allowance	0.9	1.3	0.9
Addition to allowance	(3.7)	(1.9)	(4.1)
Write-off against allowance	0.5	0.8	0.6
Translation difference	0.6	0.6	0.3
Allowance at end of year	(7.8)	(6.1)	(6.9)
Total receivables, net of allowance	$ 1,960.1	$ 1,787.6	$ 1,706.3